UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)
October 19, 2006

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CHINO COMMERCIAL BANCORP
(Exact Name of Registrant as Specified in its Charter)

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California	000-35366	20-4797048
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

14345 Pipeline Avenue, Chino, California 91710
(Address of Principal Executive Offices) (Zip Code)

(909) 393-8880
(Registrant’s Telephone Number including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On October 19, 2006, Registrant’s Board of Directors approved a stock repurchase program pursuant to which the Registrant may purchase up to $3 million in its common stock in open market transactions or in privately negotiated transactions.  The repurchase program is to continue for a period of 12 months.

A copy of the press release issued October 23, 2006 by the Registrant concerning the stock repurchase program is included as Exhibit 99.1 hereto.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

99.1                           Press Release dated October 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 23, 2006	CHINO COMMERCIAL BANCORP

	By:	/s/ Dann H. Bowman
Dann H. Bowman President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 23, 2006